EXHIBIT 99.1

CVR Energy Reports 2016 First Quarter Results
And Announces Cash Dividend of 50 Cents

SUGAR LAND, Texas (April 28, 2016) - CVR Energy, Inc. (NYSE: CVI) today announced a net loss of $16.2 million, or 19 cents per diluted share, on net sales of $905.5 million for the first quarter of 2016, compared to net income of $54.9 million, or 63 cents per diluted share, on net sales of $1,388.9 million for the 2015 first quarter. Net income for the 2016 first quarter was negatively impacted by the downtime associated with the final phase of a major scheduled turnaround at CVR Refining’s Coffeyville refinery.

First quarter 2016 adjusted EBITDA, a non-GAAP financial measure, was $36.2 million, compared to first quarter 2015 adjusted EBITDA of $163.7 million.

“CVR Energy’s 2016 first quarter results were primarily impacted by weak crack spreads and the scheduled downtime related to the successful completion of the Coffeyville refinery turnaround,” said Jack Lipinski, CVR Energy’s chief executive officer. “CVR Partners posted strong operational results for the quarter and completed its acquisition of Rentech Nitrogen Partners, L.P. at the beginning of April.”

CVR Energy also announced a first quarter 2016 cash dividend of 50 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on May 16, 2016, to stockholders of record on May 9, 2016.

Today, CVR Partners announced a 2016 first quarter cash distribution of 27 cents per common unit. CVR Refining announced that it will not pay a cash distribution for the 2016 first quarter.

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported a first quarter 2016 operating loss of $56.0 million on net sales of $834.0 million, compared to operating income of $109.2 million on net sales of $1,304.4 million in the first quarter of 2015.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $7.19 in the 2016 first quarter, compared to $15.03 during the same period in 2015. Direct operating expenses, including major scheduled turnaround expenses, per barrel sold, exclusive of depreciation and amortization, for the 2016 first quarter were $6.40, compared to $4.44 in the first quarter of 2015.

First quarter 2016 throughputs of crude oil and all other feedstocks and blendstocks totaled 195,859 barrels per day (bpd), compared to first quarter 2015 throughputs of crude oil and all other feedstocks and blendstocks of 215,023 bpd.

Nitrogen Fertilizers Business

The fertilizer business, operated by CVR Partners, reported first quarter 2016 operating income of $19.7 million on net sales of $73.1 million, compared to operating income of $31.5 million on net sales of $93.1 million for the first quarter of 2015.

For the first quarter of 2016, average realized gate prices for UAN and ammonia were $209 per ton and $367 per ton, respectively, compared to $263 per ton and $553 per ton, respectively, for the same period in 2015.

CVR Partners produced 113,700 tons of ammonia and purchased an additional 3,000 tons of ammonia during the first quarter of 2016, of which 15,100 net tons were available for sale while the rest was upgraded to 248,200 tons of UAN. In the 2015 first quarter, the plant produced 96,000 tons of ammonia and purchased an additional 21,200 tons of ammonia, of which 14,600 net tons were available for sale while the remainder was upgraded to 252,100 tons of UAN.

Cash and Debt

Consolidated cash and cash equivalents, which included $145.9 million for CVR Refining and $52.0 million for CVR Partners, was $681.8 million at March 31, 2016. Consolidated total debt was $673.1 million, or $667.1 million net of $6.0 million unamortized debt issue costs, at March 31, 2016. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

First Quarter 2016 Earnings Conference Call

CVR Energy previously announced that it will host its first quarter 2016 Earnings Conference Call for analysts and investors on Thursday, April 28, at 3 p.m. Eastern. The Earnings Conference Call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

The Earnings Conference Call will be broadcast live over the Internet at https://www.webcaster4.com/Webcast/Page/1003/14528. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the Webcast will be archived and available for 14 days at https://www.webcaster4.com/Webcast/Page/1003/14528. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13634754.

# # #

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 66 percent of the common units of CVR Refining and 34 percent of the common units of CVR Partners.

For further information, please contact:

Investor Contact:
Jay Finks
CVR Energy, Inc.
(281) 207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Angie Dasbach
CVR Energy, Inc.
281-207-3550
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operations Data ( all information in this release is unaudited unless noted otherwise ).

	Three Months Ended March 31,
	2016	2015
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$905.5	$1,388.9
Cost of product sold	736.8	1,073.6
Direct operating expenses	141.4	111.4
Selling, general and administrative expenses	27.2	25.3
Depreciation and amortization	40.0	42.0
Operating income (loss)	(39.9)	136.6
Interest expense and other financing costs	(12.1)	(12.7)
Interest income	0.2	0.2
Loss on derivatives, net	(1.2)	(51.4)
Other income, net	0.3	36.0
Income (loss) before income tax expense	(52.7)	108.7
Income tax expense (benefit)	(21.8)	24.0
Net income (loss)	(30.9)	84.7
Less: Net income (loss) attributable to noncontrolling interest	(14.7)	29.8
Net income (loss) attributable to CVR Energy stockholders	$(16.2)	$54.9

Basic earnings (loss) per share	$(0.19)	$0.63
Diluted earnings (loss) per share	$(0.19)	$0.63
Dividends declared per share	$0.50	$0.50

Adjusted EBITDA*	$36.2	$163.7
Adjusted net income*	$8.4	$84.9
Adjusted net income, per diluted share*	$0.10	$0.98

Weighted-average common shares outstanding:
Basic	86.8	86.8
Diluted	86.8	86.8

	As of March 31, 2016	As of December 31, 2015
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$681.8	$765.1
Working capital (1)	679.5	789.0
Total assets (1)	3,183.5	3,299.4
Total debt, including current portion (1)	667.1	667.1
Total CVR stockholders’ equity	924.5	984.1
(1) Prior period amounts have been retrospectively adjusted for Accounting Standard Update No. 2015-03 , which requires that costs incurred to issue debt be presented in the balance sheet as a direct reduction from the carrying value of the debt.

	Three Months Ended March 31,
	2016	2015
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$21.6	$178.2
Investing activities	(51.7)	(3.4)
Financing activities	(53.2)	(76.3)
Net cash flow	$(83.3)	$98.5

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as the general partner. The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Detailed operating results for the Petroleum segment for the three months ended March 31, 2016 are included in CVR Refining’s press release dated April 28, 2016 . The Nitrogen Fertilizer segment is operated by CVR Partners, LP, (“CVR Partners”) in which we owned a majority interest as of March 31, 2016 and serve as the general partner. On April 1, 2016, CVR Partners completed the previously announced merger transactions contemplated by the Agreement and Plan of Merger, dated as of August 9, 2015, with East Dubuque Nitrogen Partners, L.P. (formerly known as Rentech Nitrogen Partners, L.P.) and East Dubuque Nitrogen GP, LLC (formerly known as Rentech Nitrogen GP, LLC) (together "East Dubuque") with East Dubuque continuing as surviving entities and wholly-owned subsidiaries of CVR Partners. The Nitrogen Fertilizer segment consists of a nitrogen fertilizer manufacturing facility located in Coffeyville, Kansas that utilizes a pet coke gasification process in producing nitrogen fertilizer, and as of April 1, 2016, a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois that utilizes natural gas in producing nitrogen fertilizer. Detailed operating results for the Nitrogen Fertilizer segment for the three months ended March 31, 2016 are included in CVR Partners’ press release dated April 28, 2016 .

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended March 31, 2016
Net sales	$834.0	$73.1	$(1.6)	$905.5
Cost of product sold	722.3	16.3	(1.8)	736.8
Direct operating expenses (1)	88.3	23.7	—	112.0
Major scheduled turnaround expenses	29.4	—	—	29.4
Selling, general and administrative	18.5	6.4	2.3	27.2
Depreciation and amortization	31.5	7.0	1.5	40.0
Operating income (loss)	$(56.0)	$19.7	$(3.6)	$(39.9)

Capital expenditures	$44.0	$1.7	$1.8	$47.5

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended March 31, 2015
Net sales	$1,304.4	$93.1	$(8.6)	$1,388.9
Cost of product sold	1,056.1	25.8	(8.3)	1,073.6
Direct operating expenses (1)	87.0	24.4	—	111.4
Selling, general and administrative	18.1	4.6	2.6	25.3
Depreciation and amortization	34.0	6.8	1.2	42.0
Operating income (loss)	$109.2	$31.5	$(4.1)	$136.6

Capital expenditures	$41.7	$2.7	$1.1	$45.5

(1)	Excluding turnaround expenses.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
March 31, 2016
Cash and cash equivalents	$145.9	$52.0	$483.9	$681.8
Total assets	2,116.9	529.2	537.4	3,183.5
Total debt, including current portion and unamortized debt issuance cost	573.6	125.0	(31.5)	667.1

December 31, 2015
Cash and cash equivalents	$187.3	$50.0	$527.8	$765.1
Total assets	2,189.0	536.3	574.1	3,299.4
Total debt, including current portion and unamortized debt issuance cost (1)	573.8	124.8	(31.5)	667.1
_____________________________
(1) Prior period amounts have been retrospectively adjusted for Accounting Standard Update No. 2015-03, which requires that costs incurred to issue debt be presented in the balance sheet as a direct reduction from the carrying value of the debt.

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, of which we own a majority interest and serve as the general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the three months ended March 31, 2016 are included in CVR Refining’s press release dated April 28, 2016.

	Three Months Ended March 31,
	2016	2015
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$834.0	$1,304.4
Cost of product sold	722.3	1,056.1
Direct operating expenses	88.3	87.0
Major scheduled turnaround expenses	29.4	—
Selling, general and administrative expenses	18.5	18.1
Depreciation and amortization	31.5	34.0
Operating income (loss)	(56.0)	109.2
Interest expense and other financing costs	(10.8)	(11.3)
Interest income	—	0.1
Loss on derivatives, net	(1.2)	(51.4)
Other income, net	—	0.1
Income (loss) before income tax expense	(68.0)	46.7
Income tax expense (benefit)	—	—
Net income (loss)	$(68.0)	$46.7

Refining margin*	$111.7	$248.3
Gross profit (loss)*	$(37.5)	$127.3
Refining margin adjusted for FIFO impact*	$120.5	$272.8
Adjusted Petroleum EBITDA*	$35.1	$161.7

	Three Months Ended March 31,
	2016	2015
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$6.67	$13.68
FIFO impact, unfavorable	0.52	1.35
Refining margin adjusted for FIFO impact*	7.19	15.03
Gross profit (loss)*	(2.24)	7.02
Direct operating expenses and major scheduled turnaround expenses	7.02	4.79
Direct operating expenses excluding major scheduled turnaround expenses	5.27	4.79
Direct operating expenses and major scheduled turnaround expenses per barrel sold	6.40	4.44
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$4.80	$4.44
Barrels sold (barrels per day)	201,970	217,686

	Three Months Ended March 31,
	2016		2015
Petroleum Segment Summary Refining Throughput and Production Data (bpd):
Throughput:
Sweet	170,728	87.2%	175,376	81.6%
Medium	1,513	0.8%	6,630	3.1%
Heavy sour	11,914	6.0%	19,658	9.1%
Total crude oil throughput	184,155	94.0%	201,664	93.8%
All other feedstocks and blendstocks	11,704	6.0%	13,359	6.2%
Total throughput	195,859	100.0%	215,023	100.0%
Production:
Gasoline	105,878	54.2%	109,096	50.2%
Distillate	77,996	39.9%	89,436	41.1%
Other (excluding internally produced fuel)	11,519	5.9%	18,857	8.7%
Total refining production (excluding internally produced fuel)	195,393	100.0%	217,389	100.0%
Production price (dollars per gallon):
Gasoline	$1.04		$1.48
Distillate	1.05		1.69

	Three Months Ended March 31,
	2016	2015
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$33.63	$48.57
Crude Oil Differentials:
WTI less WTS (light/medium sour)	0.13	0.99
WTI less WCS (heavy sour)	13.62	13.62
NYMEX Crack Spreads:
Gasoline	15.84	18.54
Heating Oil	11.91	27.06
NYMEX 2-1-1 Crack Spread	13.88	22.80
PADD II Group 3 Basis:
Gasoline	(5.88)	(3.50)
Ultra Low Sulfur Diesel	(1.01)	(4.52)
PADD II Group 3 Product Crack Spread:
Gasoline	9.97	15.04
Ultra Low Sulfur Diesel	10.90	22.54
PADD II Group 3 2-1-1	10.43	18.79

	Three Months Ended March 31,
	2016	2015
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$528.0	$851.7
Cost of product sold	462.7	700.9
Refining margin*	65.3	150.8
Direct operating expenses	47.6	50.4
Major scheduled turnaround expenses	29.4	—
Depreciation and amortization	16.9	19.4
Gross profit (loss)*	$(28.6)	$81.0

Refining margin adjusted for FIFO impact*	$69.2	$169.2

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$6.75	$13.21
FIFO impact, unfavorable	0.40	1.61
Refining margin adjusted for FIFO impact*	7.15	14.82
Gross profit (loss)*	(2.96)	7.10
Direct operating expenses and major scheduled turnaround expenses	7.96	4.42
Direct operating expenses excluding major scheduled turnaround expenses	4.92	4.42
Direct operating expenses and major scheduled turnaround expenses per barrel sold	6.89	3.97
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$4.26	$3.97
Barrels sold (barrels per day)	122,838	140,974

	Three Months Ended March 31,
	2016		2015
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	92,938	80.3%	100,532	73.4%
Medium	1,513	1.3%	6,630	4.8%
Heavy sour	11,914	10.3%	19,658	14.3%
Total crude oil throughput	106,365	91.9%	126,820	92.5%
All other feedstocks and blendstocks	9,344	8.1%	10,227	7.5%
Total throughput	115,709	100.0%	137,047	100.0%
Production:
Gasoline	64,033	54.8%	67,853	48.3%
Distillate	47,147	40.3%	59,415	42.3%
Other (excluding internally produced fuel)	5,768	4.9%	13,228	9.4%
Total refining production (excluding internally produced fuel)	116,948	100.0%	140,496	100.0%

	Three Months Ended March 31,
	2016	2015
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$304.8	$451.7
Cost of product sold	259.4	355.6
Refining margin*	45.4	96.1
Direct operating expenses	40.6	36.6
Major scheduled turnaround expenses	—	—
Depreciation and amortization	12.7	12.5
Gross profit (loss)*	$(7.9)	$47.0

Refining margin adjusted for FIFO impact*	$50.2	$102.2

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$6.41	$14.27
FIFO impact, unfavorable	0.68	0.91
Refining margin adjusted for FIFO impact*	7.09	15.18
Gross profit (loss)*	(1.11)	6.98
Direct operating expenses and major scheduled turnaround expenses	5.74	5.43
Direct operating expenses excluding major scheduled turnaround expenses	5.74	5.43
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$5.64	$5.30
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$5.64	$5.30
Barrels sold (barrels per day)	79,132	76,712

	Three Months Ended March 31,
	2016		2015
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	77,790	97.1%	74,844	96.0%
Medium	—	—%	—	—%
Heavy sour	—	—%	—	—%
Total crude oil throughput	77,790	97.1%	74,844	96.0%
All other feedstocks and blendstocks	2,360	2.9%	3,132	4.0%
Total throughput	80,150	100.0%	77,976	100.0%
Production:
Gasoline	41,845	53.4%	41,243	53.7%
Distillate	30,849	39.3%	30,021	39.0%
Other (excluding internally produced fuel)	5,751	7.3%	5,629	7.3%
Total refining production (excluding internally produced fuel)	78,445	100.0%	76,893	100.0%

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we owned a majority interest as of March 31, 2016 and serve as the general partner. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the three months ended March 31, 2016 are included in CVR Partners’ press release dated April 28, 2016.

	Three Months Ended March 31,
	2016	2015
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$73.1	$93.1
Cost of product sold	16.3	25.8
Direct operating expenses	23.7	24.4
Selling, general and administrative expenses	6.4	4.6
Depreciation and amortization	7.0	6.8
Operating income	19.7	31.5
Interest expense and other financing costs	(1.7)	(1.7)
Income before income tax expense	18.0	29.8
Income tax expense	—	—
Net income	$18.0	$29.8

Adjusted Nitrogen Fertilizer EBITDA*	$27.9	$38.4

	Three Months Ended March 31,
	2016	2015
Nitrogen Fertilizer Segment Key Operating Statistics:
Production (thousand tons):
Ammonia (gross produced)(1)	113.7	96.0
Ammonia (net available for sale)(1)(2)	15.1	14.6
UAN	248.2	252.1

Pet coke consumed (thousand tons)	126.9	124.9
Pet coke (cost per ton)	$17	$29

Sales (thousand tons):
Ammonia	24.4	12.8
UAN	267.0	274.5

Product pricing at gate (dollars per ton)(3):
Ammonia	$367	$553
UAN	$209	$263

On-stream factors(4):
Gasification	97.7%	99.4%
Ammonia	97.2%	94.4%
UAN	91.4%	97.8%

Market Indicators:
Ammonia — Southern Plains (dollars per ton)	$375	$553
UAN — Corn belt (dollars per ton)	$229	$313

Cost of product sold, direct operating expenses and selling, general and administrative expenses are all reflected exclusive of depreciation and amortization.

* See Use of Non-GAAP Financial Measures below.

(1) Gross tons produced for ammonia represent total ammonia produced, including ammonia produced that was upgraded into
UAN. Net tons available for sale represent the ammonia available for sale that was not upgraded into UAN.

(2) In addition to the produced ammonia, the Nitrogen Fertilizer segment acquired approximately 3.0 thousand tons and
21.2 thousand tons of ammonia during the three months ended March 31, 2016 and 2015 , respectively.

(3) Product pricing at gate per ton represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(4) On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is a measure of operating efficiency.

Use of Non-GAAP Financial Measures

To supplement the Company’s actual results in accordance with GAAP for the applicable periods, the Company also uses the non-GAAP financial measures noted above, which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income is not a recognized term under GAAP and should not be substituted for net income as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income per diluted share represents adjusted net income divided by weighted-average diluted shares outstanding.

	Three Months Ended March 31,
	2016	2015
	(in millions, except per share data)
Reconciliation of Net Income (Loss) to Adjusted Net Income:
Income (loss) before income tax expense	$(52.7)	$108.7
Adjustments:
FIFO impact, unfavorable	8.8	24.5
Share-based compensation (1)	—	4.0
Major scheduled turnaround expenses	29.4	—
Loss on derivatives, net	1.2	51.4
Current period settlement on derivative contracts (2)	21.4	(6.3)
Expenses associated with the East Dubuque mergers (3)	1.2	—
Adjusted net income before income tax expense and noncontrolling interest	9.3	182.3
Adjusted net income attributed to noncontrolling interest	(6.6)	(53.7)
Income tax expense, as adjusted	5.7	(43.7)
Adjusted net income attributable to CVR Energy stockholders	$8.4	$84.9

Adjusted net income per diluted share	$0.10	$0.98

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold at which they are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Petroleum segment's Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold (taking into account the impact of the utilization of FIFO) at which they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in a favorable FIFO impact when crude oil prices increase and an unfavorable FIFO impact when crude oil prices decrease.

Gross profit (loss) is calculated as the difference between the Petroleum segment’s net sales, cost of product sold (exclusive of depreciation and amortization), direct operating expenses (exclusive of depreciation and amortization), major scheduled turnaround expenses, and depreciation and amortization. Gross profit (loss) per crude throughput barrel is calculated as gross profit (loss) as derived above divided by the refineries’ crude oil throughput volumes for the respective periods presented. Gross profit (loss) is a non-GAAP measure that should not be substituted for operating income. Management believes it is important to investors in evaluating the refineries’ performance and the Petroleum segment’s ongoing operating results. Our calculation of gross profit (loss) may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure.

EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses; (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; and (vi) expenses associated with the East Dubuque mergers. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

EBITDA for the three months ended March 31, 2015 was also adjusted for share-based compensation expense in calculating Adjusted EBITDA.  Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards.  Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust EBITDA for share-based compensation expense to derive Adjusted EBITDA. For comparison purposes we have also provided Adjusted EBITDA for the three months ended March 31, 2015 without adjusting for share-based compensation expense in order to provide a comparison to Adjusted EBITDA for the three months ended March 31, 2016.

A reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA for the three months ended March 31, 2016 and 2015 is as follows:

	Three Months Ended March 31,
	2016	2015
	(in millions)
Net income (loss) attributable to CVR Energy stockholders	$(16.2)	$54.9
Add:
Interest expense and other financing costs, net of interest income	11.9	12.5
Income tax expense (benefit)	(21.8)	24.0
Depreciation and amortization	40.0	42.0
EBITDA adjustments included in noncontrolling interest	(18.4)	(19.4)
EBITDA	(4.5)	114.0
Add:
FIFO impact, unfavorable	8.8	24.5
Share-based compensation (1)	—	4.0
Major scheduled turnaround expenses	29.4	—
Loss on derivatives, net	1.2	51.4
Current period settlement on derivative contracts (2)	21.4	(6.3)
Expenses associated with the East Dubuque mergers (3)	1.2	—
Adjustments included in noncontrolling interest	(21.3)	(23.9)
Adjusted EBITDA	$36.2	$163.7

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA . EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for (i) FIFO impact (favorable) unfavorable; (ii) share-based compensation, non-cash; (iii) loss on extinguishment of debt; (iv) major scheduled turnaround expenses; (v) (gain) loss on derivatives, net; (vi) current period settlements on derivative contracts; and (vii) expenses associated with the East Dubuque mergers. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

A reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three months ended March 31, 2016 and 2015 is as follows:

	Three Months Ended March 31,
	2016	2015
	(in millions)
Petroleum:
Petroleum net income (loss)	$(68.0)	$46.7
Add:
Interest expense and other financing costs, net of interest income	10.8	11.2
Income tax expense	—	—
Depreciation and amortization	31.5	34.0
Petroleum EBITDA	(25.7)	91.9
Add:
FIFO impact, unfavorable	8.8	24.5
Share-based compensation, non-cash	—	0.2
Major scheduled turnaround expenses	29.4	—
Loss on derivatives, net	1.2	51.4
Current period settlements on derivative contracts(2)	21.4	(6.3)
Adjusted Petroleum EBITDA	$35.1	$161.7

	Three Months Ended March 31,
	2016	2015
	(in millions)
Nitrogen Fertilizer:
Nitrogen Fertilizer net income	$18.0	$29.8
Add:
Interest expense and other financing costs, net	1.7	1.7
Income tax expense	—	—
Depreciation and amortization	7.0	6.8
Nitrogen Fertilizer EBITDA	26.7	38.3
Add:
Share-based compensation, non-cash	—	0.1
Expenses associated with the East Dubuque mergers(3)	1.2	—
Adjusted Petroleum EBITDA	$27.9	$38.4

(1)
Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted net income and Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards. Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust net income (loss) and EBITDA for share-based compensation expense to derive Adjusted net income and Adjusted EBITDA. Adjusted net income attributable to CVR Energy stockholders and Adjusted EBITDA for the three months ended March 31, 2015 would have been $82.5 million and $159.7 million, respectively, without adjusting for share-based compensation expense of $4.0 million.

(2)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(3)
On April 1, 2016, CVR Partners completed the previously announced merger transactions with East Dubuque. The Nitrogen Fertilizer Partnership incurred legal and other professional fees and other merger related expenses for the three months ended March 31, 2016 that are referred to herein as expenses associated with the East Dubuque mergers, which are included in selling, general and administrative expenses.